UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2006

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3245 Richmond Terrace
Staten Island, New York	10303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 720-9306

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On August 4, 2006, K-Sea Transportation Partners L.P. (the “Company”) issued a press release announcing financial results for the fourth quarter and full year of fiscal 2006.  A copy of the press release is furnished as Exhibit 99.1 to this report.

In addition to financial results determined in accordance with generally accepted accounting principles (GAAP) that are included in the attached press release, the press release also includes the following non-GAAP financial measures (as defined under the SEC’s Regulation G):

•                                          Earnings before interest, taxes, depreciation, amortization, and loss on reduction of debt (“EBITDA”).  EBITDA is used as a supplemental financial measure by management and by external users of financial statements to assess (a) the financial performance of the Company’s assets and the Company’s ability to generate cash sufficient to pay interest on indebtedness and make distributions to partners, (b) the Company’s operating performance and return on invested capital as compared to other companies in the industry, and (c) compliance with certain financial covenants in the Company’s debt agreements.

•                                          Distributable cash flow.  Management believes distributable cash flow is useful as another measure of the Company’s financial and operating performance, and its ability to declare and pay distributions to partners. Distributable cash flow does not represent the amount of cash required to be distributed under the Company’s partnership agreement.

•                                          Fully diluted net income per limited partner unit excluding loss on reduction of debt.  Management believes the exclusion of loss on reduction of debt from net income enables it to more effectively evaluate the Company’s operations period over period and to identify operating trends that could otherwise be masked by the excluded item.

The foregoing non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, net income, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company’s financial statements and filings with the Securities and Exchange Commission.

The information being furnished pursuant to Item 2.02 of this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

The exhibit listed below is furnished pursuant to Item 2.02 of this Form 8-K.

(c)	Exhibits.

	99.1	Press Release issued August 4, 2006 regarding K-Sea Transportation Partners L.P.’s financial results for the fourth quarter and full year of fiscal 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date August 4, 2006		By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued August 4, 2006 regarding K-Sea Transportation Partners L.P.’s financial results for the fourth quarter and full year of fiscal 2006.